SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                          Date of Report: July 30, 2003

                             Group 1 Software, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            0-6355                52-0852578
(Sate of other jurisdiction         (Commission           (IRS Employer
of incorporation)                   File Number)          Identification Number)

4200 Parliament Place,
Suite 600                                                 20706-1844
(Address of principal
executive offices)                                        (Zip Code)

(301) 918-0400
(Registrant's telephone number, including area code)


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Item 12. Disclosure of Results of Operations and Financial Condition

      The registrant's press release dated July 29, 2003, announcing financial results for the fiscal quarter ended June 30, 2003, is attached as Exhibit 99.1.


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EXHIBIT INDEX

Exhibit No.     Description

99.1            Group 1 Software Press Release dated July 29, 2003.


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